November 3, 2021

Via Email

U.S. Securities and Exchange Commission Judiciary Plaza 100 F Street, NE Washington, D.C. 20549

RE:	Frontier Funds, Inc. (Registration Nos. 333-07305; 811-07685)

Ladies and Gentlemen:

On behalf of Frontier Funds, Inc. (the “Company”), in lieu of filing the forms of the Company’s Prospectuses and Statement of Additional Information for the Frontier MFG Global Equity Fund, the Frontier MFG Global Plus Fund, the Frontier MFG Global Sustainable Fund, the Frontier MFG Core Infrastructure Fund and the Frontier MFG Select Infrastructure Fund, each a series of the Company, included in Post-Effective Amendment No. 127 to the Company’s Registration Statement on Form N-1A, which will be used by the Company after the effective date of Post-Effective Amendment No. 127 as required by Rule 497(c) of the Securities Act of 1933, as amended (the “Act”), we are hereby providing you with notice in accordance with Rule 497(j) under the Act that the Prospectuses and Statement of Additional Information that would have been filed pursuant to Rule 497(c) of the Act, would not have differed from the form of the Prospectuses and the Statement of Additional Information contained in Post-Effective Amendment No. 127.  The text of Post-Effective Amendment No. 127 was filed electronically via EDGAR on October 28, 2021.

If you have any questions regarding this letter, please do not hesitate to contact me.

Very truly yours,

Godfrey & Kahn, S.C.

/s/ Kristen A. Irgens

Kristen A. Irgens